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                                                                    EXHIBIT 32.2

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
                             18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Greenfield Online, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2005 to be filed with Securities and Exchange Commission on or about the date hereof (the "Report"), I, Robert E. Bies, Executive Vice-President and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

Date: August 15, 2005                               By: /s/ Robert E. Bies
                                                    ----------------------------
                                                    Robert E. Bies
                                                    Executive Vice-President and
                                                    Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Greenfield Online, Inc. and will be retained by Greenfield Online, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.